UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 7, 2011

SBM Certificate Company
(Exact Name of Registrant as Specified in Charter)

Maryland	811-6268	52-2250397
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
SBM Financial Group 8100 Oak Street, Second Floor Vienna, VA	22182
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 703-584-2045

7315 WISCONSIN AVE, SUITE 1250 WEST BETHESDA, MD	20816

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers

Effective March 4, 2011, Eric M. Westbury has resigned as President of SBM Certificate Company (“SBMCC”).  Mr. Westbury remains Chairman and Chief Executive Officer of SBMCC.

Item 8.01 Other Events.

SBMCC hereby provides supplemental information to “Item 3. Legal Proceedings” of its Annual Report on Form 10-K for the year ending December 31, 2006, incorporated herein by reference and filed with the Securities and Exchange Commission (“SEC”) on May 5, 2008.

On February 28, 2011 the Honorable Deborah K. Chasanow, Chief Judge of the United States District Court for the District of Maryland, who presides over SEC v. SBM Investment Certificates, Inc., et al., Civil Action No. 06-866-DKC (U.S. District Court for the District of Maryland) approved the Final Consent Judgment.

On March 4, 2010, the SEC instituted administrative proceedings and entered a Cease and Desist Order against SBMCC and the other defendants in the case.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit Number

	99.1	Press release dated March 7, 2011 announcing the settlement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBM Certificate Company
(Registrant)

Date:	March 4, 2011	By:	/s/ Eric M. Westbury
Eric M. Westbury
Chief Executive Officer

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